REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated December 3, 2004, is made by and among DERMISONICS, INC., a Nevada corporation (the "Company"), and ADIL SALEH (the "Holder").

     Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Subscription Agreement.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company and the Holder are parties to a Common Stock Purchase Warrant (the "Warrant Agreement") dated the date hereof pursuant to which the Holder has the right to purchase 150,000 shares of Common Stock ("Warrant Shares") at a price of $2.00 per share; and

     WHEREAS, the Holder and the Company hereby agree that this Agreement shall govern the rights of the Holder to cause the Company to register the Warrant Shares, and certain other matters set forth herein.

     NOW, THEREFORE, THE PARTIES HERBY AGREE AS FOLLOWS:

1.   Certain  Definitions

     (a)  Definitions. For purposes of this Agreement, the following terms shall
          -----------
have  the  meaning  ascribed  to  them  below:

          The  terms  "Affiliate"  means,  with respect to any Person, any other
                       ---------
Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when
                                                                  --------
used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have
                                ----------    -----------       ----------
meanings  correlative  to  the  foregoing.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the State of Nevada generally are authorized or required by law or other government actions to close.

          "Common  Stock"  means the Common Stock of the Company, par value $.01
           -------------
per  share.

          "Effectiveness  Period"  means  a  date which is three years after the
           ---------------------
date that a Registration Statement is declared effective by the SEC.


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
          "Exchange  Act" means the Securities Exchange Act of 1934, as amended.
           -------------

          "Filing  Date"  means  March 31, 2005.
           ------------

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from  time  to  time  of  Registrable  Securities.

          "Indemnified  Party"  shall  have  the  meaning  set  forth in Section
           ------------------
2.05(c).

          "Indemnifying  Party"  shall  have  the  meaning  set forth in Section
           -------------------
2.05(c).

          "Losses"  shall  have  the  meaning  set  forth  in  Section  2.05(a).
           ------

          "Nevada  Courts"  shall  have  the  meaning set forth in Section 4.09.
           --------------

          "Person"  means  an  individual  or  corporation,  partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus"  means  the  prospectus  included  in  the  Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable  Securities"  means  the  Warrant  Shares.
           -----------------------

          "Registration Statement" means the registration statement contemplated
           ----------------------
by either Section 2(a) or 3(a), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "SEC"  means  the  United  States  Securities and Exchange Commission.
           ---

          "Securities  Act"  means  the  Securities  Act  of  1933,  as amended.
           ---------------


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
     The plural of any defined term shall have a meaning correlative to such defined term.

2.   Piggyback  Registrations.

     (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), whether for its own account or the account of other security holders, the Company shall give prompt written notice of its intention to do so to each of the Holders of Registrable Securities. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use, subject to Sections 2(b) and 2(d) hereof, its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect.

     (b) Abandonment or Delay. If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 3, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

     (c) Holder's Right to Withdraw. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right


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
to include Registrable Securities in the registration as to which such withdrawal was made.

     (d) Cutbacks. If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in a registration under this Section 2 would materially adversely affect such offering, then the Company will include in such registration, first, the securities being sold by the Company in such registration, and second, the Registrable Securities to be included in such registration to the extent of the number and type, if any, which the Company is so advised can be sold in (or during the time of) such offering, pro rata among the Holders requesting to participate in such offering pursuant to this Section 2 in accordance with the number of Registrable Shares held by, or issuable upon exercise of Warrants held by, each such Holder. For purposes of this Section 2(d), for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of each holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

     (e) In the case of a filing of a Registration Statement under this Section 2, the Company shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period; provided, however, that the Company shall not be deemed to have used its best
--------   -------
efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective.

3.   Mandatory  Registration.

     (a) If the Company has not undertaken the registration of all Registrable Securities pursuant to Section 2, above, then, on or prior to the Filing Date the Company shall prepare and file with the SEC a Registration Statement covering any and all Registrable Securities not covered in a registration statement filed pursuant to Section 2. The Registration Statement shall be on Form SB-2 (or, if, for any reason, the Company does not register the resale of the Registrable Securities on Form SB-2, the Registration Statement shall be on such other appropriate form in accordance with the Rules and Regulations promulgated under the Securities Act). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities


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
Act  as  promptly  as  possible  after the filing thereof and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period; provided, however, that the
                                                     --------  -------
Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective.

     (b) Right to Postpone or Interrupt the Effective Date of the Registration Statement. The Company will be entitled to postpone or interrupt the effective date of the Registration Statement filed in connection with such registration (and the use of the prospectus contained therein) if the Company determines, in its best judgment, after consultation with counsel, that such Registration Statement would require the premature announcement of any material financing, acquisition, corporate reorganization or other material corporate transaction or development involving the Company which, in the Company's reasonable determination, would be materially detrimental to the interests of the Company and all of its stockholders. Any such postponement or interruption will be for a minimum period reasonably required to avoid such premature disclosure. The Company promptly will give the Holders written notice of such postponement or interruption.

4.   Obligations  of  the  Company.  Whenever  required  under this Agreement to
     -----------------------------
affect the registration of any Registrable Securities, the Company shall:

     (a) Prepare and file with the SEC a Registration Statement (and any additional Registration Statements as may be required) and cause the Registration Statement to become effective and remain effective as provided herein.

     (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable
Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and promptly provide the Special Counsel true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) Notify the Holders immediately (and, in the case of (i)(A) below, not less than five days prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

     (e) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.


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
     (g) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any underwriters in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be
                          --------   -------
required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     (h) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligation under such an agreement.

     (i) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances than existing.

     (j) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (k) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (l) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least three Business Days prior to any sale of Registrable Securities.


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
     (m) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (n) In the case of an Underwritten Offering, enter into such customary agreements on terms which are customary in connection with such transactions
(including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by underwriters; (iii) immediately prior to the effectiveness of the Registration Statement or at the time of delivery of any Registrable Securities sold pursuant thereto (at the option of the underwriters), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each Person and in such form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 10 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 4(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

     (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or such shorter periods as is consistent with the requirements of Rule 158.

5.   Covenants  of  the  Holder.
     --------------------------

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 or Section 3 hereof with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     (b) Each Holder agrees by its acquisition of such Registrable Securities that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 4(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4(b) and (c) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (c) Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv), or 4(c)(v), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                          ------
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     (d) Each Holder agrees that upon any sale of Registrable Securities pursuant to the Registration Statement that it shall so advise the Company of such sale by delivering to the Company a completed and executed copy of the Notice of Sale Letter, a copy of which is attached hereto as Exhibit A.

     (e) Each Holder agrees that for so long as it owns Registrable Securities, it will comply with the provisions of Section 9 of the Exchange Act, and the rules promulgated thereunder, with respect to transactions involving the Common Stock.

     (f) Each Holder agrees that for so long as it owns Registrable Securities, it will comply with Regulation M under the Exchange Act, if applicable

6.   Expenses  of  Registration.
     --------------------------

     (a)  Expenses  of  Mandatory  Registration.  All  expenses  other  than
          -------------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualification pursuant to Section 3, including (without limitation) all registration, filing and qualification fees, printers; and accounting fees,; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses).

     (b)  Expenses  of  Company Registration. The Company shall bear and pay all
          ----------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 for each Holder (which right may be assigned as provided in Section 11), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities.

7.   Underwriting  Requirements.  In  connection  with any offering involving an
     --------------------------
underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2 to include any of the Holder's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriter(s) selected by it (or by other persons entitle to select the underwriters).

8.   Delay  of  Registration.  No  Holder shall have any right to obtain or seek
     -----------------------
an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.   Reports  under  the  Exchange  Act.  With a view to making available to the
     ----------------------------------
Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the Registration Statement filed by the Company for the offering of the Registrable Securities;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

10.  Indemnification
     ---------------

     (a)  Indemnification by the Company. The Company shall, notwithstanding any
          ------------------------------
termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlements, judgments, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred,
                                                          ------
arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registerable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

     (b)  Indemnification  by  Holders.  Each  Holder  shall,  severally and not
          ----------------------------
jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c)  Conduct  of  Indemnification  Proceedings.  If any Proceeding shall be
          -----------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
 ------------------
from  whom  indemnity  is  sought (the "Indemnifying Party") in writing, and the
                                        ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                             --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d)  Contribution.  If  a  claim for indemnification under Section 10(a) or
          ------------
10(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 10(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata
                                                                        --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), the Holders shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     (e) The obligations of the Company and the Holders under this Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article IV, and otherwise.

11.  Assignment  of  Registration  Rights.  The  rights  of  a Holder hereunder,
     ------------------------------------
including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by such Holder to any assignee or transferee of all or a portion of the securities referenced in the definition of Registrable
Securities without the consent of the Company if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment (but in no event less than 10 days prior to the filing of a Registration Statement), (ii) the Company is, within a reasonable time after such transfer or assignment (but in no event less than 10 days prior to the filing of a Registration Statement), furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (iv) such transfer shall have been made in accordance with the applicable requirements hereof and the Subscription Agreement. The rights to assignment shall apply to the Holders' (and to subsequent) successors and assigns.

12.  "Market  Stand-Off"  Agreement.  Each  Holder hereby agrees that during the
      -----------------------------
period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a Registration Statement, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Registrable Securities included in such registration; provided, however, that such agreement shall be applicable only during the six-month period following the effective date of any such Registration Statement.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          Notwithstanding  the  foregoing,  the  obligations  described  in this
Section 12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission rule 145 transaction on Form S-4 or similar form which may be promulgated in the future.

13.  Miscellaneous.
     -------------

     (a)  Aggregation  of  Stock.  All  shares of Registrable Securities held or
          ----------------------
acquired by persons who are Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     (b)  Entire  Agreement;  Amendments.  This  Agreement,  together  with  the
          ------------------------------
Exhibits and Schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     (c)  Notices.  Any  and  all  notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address specified in this Section prior to 4:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:      DERMISONICS, INC.
                             c/o Bruce H. Haglund
                             2 Park Plaza, Suite 450
                             Irvine, California  92614
                             E-mail:  bhaglund@ghp-law.com


     If to the Undersigned:  At the address or e-mail address set forth on the signature page

or such other address as may be designated in writing hereafter, in the same manner, by such person.

     (d)  Amendments;  Waivers.  No provision of this Agreement may be waived or
          --------------------
amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holder; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (e)  Headings.  The  headings  herein  are  for  convenience  only,  do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (f)  Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. Except as provided in Section 11, the Holder may not assign this Agreement or any rights or obligations hereunder.

     (g)  No  Third-Party  Beneficiaries.  This  Agreement  is  intended for the
          ------------------------------
benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under Section 11, not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (h)  Governing  Law.  This Agreement shall be governed by and construed and
          --------------
enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Clark County, Nevada (the "Courts"), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     (i)  Survival.  The  representations,  warranties, agreements and covenants
          --------
contained in this Agreement shall survive the Closing.

     (j)  Severability.  In  case  any  one  or  more  of the provisions of this
          ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(The remainder of this page is intentionally blank. The signature page follows.)

     IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Registration Rights
Agreement  to  be  signed  on  the  date  first  set  forth  above.

THE  COMPANY:

DERMISONICS,  INC.


By:
    -------------------------------
    Bruce  H.  Haglund,  Chairman


THE  HOLDER:

-------------------------------
ADIL  SALEH

1569 Topaz Court
Coquitlam, BC V3E 2Z9, Canada

E-mail:  adilsaleh@telus.net

                                    EXHIBIT A

                              NOTICE OF SALE LETTER



DERMISONICS, INC.



Ladies and Gentlemen:

     In accordance with the provisions of Section 5(d) of the Registration Rights Agreement between DERMISONICS, INC. and the undersigned dated September ___, 2004, the undersigned advises you that:

     On__________________, the undersigned sold________________________________
shares of Common Stock pursuant to the Registration Statement.

     I understand that of the terms and provisions of the Registration Rights Agreement continue to be applicable in connection with the sale described herein,

     Capitalized terms have the meaning ascribed to them in the Registration Rights Agreement.


                                              Sincerely,


                                              ----------------------------------
                                              (Signature)


                                              ----------------------------------
                                              (Print Name)